Exhibit 10.1

FIRST TRANSACTION AGREEMENT

by and among

HOSPITALITY PROPERTIES TRUST,

HPT TA PROPERTIES TRUST,

HPT TA PROPERTIES LLC,

HPT PSC PROPERTIES TRUST,

HPT PSC PROPERTIES LLC,

TRAVELCENTERS OF AMERICA LLC,

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

and

TA OPERATING LLC

JANUARY 16, 2019

TABLE OF CONTENTS

SECTION 1	DEFINITIONS	1
1.1	Definitions	1
SECTION 2	TRANSACTION	4
2.1	Transaction	4
2.2	Deferral Agreement	4
SECTION 3	REPRESENTATIONS AND WARRANTIES	4
3.1	TA Parties’ Representations and Warranties	4
3.2	HPT Parties’ Representations and Warranties	6
3.3	Knowledge	7
3.4	“AS IS”	7
SECTION 4	CLOSING	8
4.1	Closing	8
4.2	Purchase Price	8
4.3	IRS Real Estate Sales Reporting	8
4.4	HPT Parties’ Closing Obligations	8
4.5	TA Parties’ Closing Obligations	9
4.6	Prorations	9
4.7	Like-Kind Exchange	9
4.8	TA Purchaser’s Closing Conditions	10
4.9	HPT Sellers’ Closing Conditions	10
4.10	Failure to Close	11
SECTION 5	MISCELLANEOUS	11
5.1	Arbitration	11
5.2	Confidentiality	13
5.3	Notices	14
5.4	Waivers, Etc.	14
5.5	Assignment, Successors and Assigns; Third Party Beneficiaries	15
5.6	Severability	15
5.7	Counterparts, Etc.	15
5.8	Governing Law	15
5.9	Expenses	15
5.10	Section and Other Headings; Interpretation	16
5.11	Time of Essence	16
5.12	Merger	16
5.13	HPT NON-LIABILITY OF TRUSTEES	16
5.14	HPT-TA TRUST LANDLORD NON-LIABILITY OF TRUSTEES	16
5.15	HPT-PSC TRUST LANDLORD NON-LIABILITY OF TRUSTEES	17
5.16	Limitation on Liability	17
5.17	Further Assurances	17
5.18	Survival	17

FIRST TRANSACTION AGREEMENT

THIS FIRST TRANSACTION AGREEMENT is made as of January 16, 2019, by and among HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (“HPT”), HPT TA PROPERTIES TRUST, a Maryland real estate investment trust (“HPT-TA Trust Landlord”), HPT TA PROPERTIES LLC, a Maryland limited liability company (“HPT-TA LLC Landlord” and together with HPT-TA Trust Landlord, “HPT-TA Landlord”), HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust (“HPT-PSC Trust Landlord”), HPT PSC PROPERTIES LLC, a Maryland limited liability company (“HPT-PSC LLC Landlord” and together with HPT-PSC Trust Landlord, “HPT-PSC Landlord”), TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (“TA LLC”), TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company (“TA Holding”), and TA OPERATING LLC, a Delaware limited liability company (“TA Tenant”).

PRELIMINARY STATEMENTS

WHEREAS, HPT Sellers (as hereinafter defined) lease certain travel centers as further described on Schedule 1 attached hereto and made a part hereof (collectively, the “Travel Centers”) to TA Tenant pursuant to certain of those lease agreements as further described on Schedule 2 attached hereto and made a part hereof (collectively, the “TA/Petro Leases”);

WHEREAS, HPT, HPT-TA Landlord, HPT-PSC Landlord, TA Tenant (as successor to each of Petro Stopping Centers, L.P. and TA Leasing LLC) and TA LLC are parties to a Deferral Agreement, dated as of August 11, 2008, as amended (as so amended, the “Deferral Agreement”); and

WHEREAS, the parties desire that (a) HPT Sellers sell the Travel Centers (and the Property related thereto) to TA Purchaser (as hereinafter defined) and TA Purchaser acquire the Travel Centers (and the Property related thereto) from HPT Sellers and (b) the TA/Petro Leases (and the Deferral Agreement, as applicable) be amended to reflect (i) the sale of the Travel Centers, (ii) a reduction in the Minimum Rent (as defined in each TA/Petro Lease) due thereunder, (iii) a three (3) year extension of the Fixed Term (as defined in each TA/Petro Lease), (iv) the payment of certain additional Additional Rent (as defined in each TA/Petro Lease), (v) the acceleration of the payment of the Deferred Rent (as defined in the Deferral Agreement) and (vi) the reallocation of certain Properties (as defined in each TA/Petro Lease) amongst the various TA/Petro Leases, as applicable, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed:

SECTION 1
DEFINITIONS

1.1                               Definitions.  Capitalized terms used in this Agreement shall have the meanings set forth below:

“AAA”:  the meaning given in Section 5.1.

“Agreement”:  this Transaction Agreement, together with the Schedules and Exhibits attached hereto, as it and they may be amended in accordance with the terms hereof.

“Award”:  the meaning given in Section 5.1.

“Business Day”:  any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

“Closing”:  the closing and consummation of the transactions contemplated by this Agreement.

“Closing Date”: January 17, 2019,  time of the essence.

“Cooperating Party”:  the meaning given in Section 4.7.

“Deferral Agreement”:  the meaning given in the Preliminary Statements.

“Disputes”: the meaning given in Section 5.1.

“Entity”:  any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

“Governmental Authority”:  any court, agency, authority, board (including environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over any of the parties or Real Property, or any portion thereof or the business conducted thereon.

“HPT”:  the meaning given in the preamble to this Agreement.

“HPT Parties”: HPT, HPT-TA Trust Landlord, HPT-TA LLC Landlord, HPT-PSC Trust Landlord and HPT-PSC LLC Landlord.

“HPT Sellers”:   HPT-TA LLC Landlord and HPT-TA Trust Landlord.

“HPT-PSC Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-PSC LLC Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-PSC Trust Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-TA Landlord”:  the meaning given in the preamble to this Agreement.

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“HPT-TA LLC Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-TA Trust Landlord”:  the meaning given in the preamble to this Agreement.

“Improvements”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to all buildings, structures and other improvements of every kind including “integral equipment”  (as defined in ASC 360-20), underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon the Land on which such Travel Center is located.

“Intangible Property”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to all transferable or assignable permits, certificates of occupancy, permits, development rights, entitlements, approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character to the extent related exclusively to such Travel Center, but only to the extent the foregoing is assignable without any cost to such HPT Seller; provided, however, for the avoidance of doubt, the Intangible Property shall not include any of the Transferred Trademarks (as such term is defined in the TA/Petro Leases) or any right, title or interest of any HPT Seller in, to or under any of the TA/Petro Leases.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to the parcel or parcels of land related to such Travel Center and further described in Exhibit A attached hereto and made a part hereof, together with all easements and appurtenances related thereto.

“Person”:  any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

“Property”:  with respect to each Travel Center, collectively, the Real Property and Intangible Property related to such Travel Center.

“Purchase Price”:  One Hundred Forty Million Five Hundred Ten Thousand and 00/100ths Dollars ($140,510,000.00).

“Real Property”:  with respect to each Travel Center, collectively, the Land and the Improvements related to such Travel Center.

“Requesting Party”:  the meaning given in Section 4.7.

“RMR”:  The RMR Group LLC, a Maryland limited liability company.

“Rules”: the meaning given in Section 5.1.

“TA Holding”:  the meaning given in the preamble to this Agreement.

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“TA/Petro Lease Amendments”:  collectively, an amendment with respect to each applicable TA/Petro Lease in the forms of Exhibits B-1 through B-5, inclusive, attached hereto and made a part hereof.

“TA/Petro Leases”:  the meaning given in the Preliminary Statements.

“TA LLC”:  the meaning given in the preamble to this Agreement.

“TA Parties”: TA LLC, TA Holding and TA Tenant.

“TA Purchaser”:  TA Tenant and/or its permitted assignees or designees pursuant to Section 5.5.

“TA Tenant”:  the meaning given in the preamble to this Agreement.

“Title Company”:  Stewart Title Guaranty Company.

“Travel Centers”:  the meaning given in the Preliminary Statements.

SECTION 2
TRANSACTION

2.1                               Transaction.  At the Closing, on the terms and conditions of this Agreement, the following shall occur:  (a) HPT Sellers shall sell the Properties to TA Purchaser and TA Purchaser shall acquire the Properties from HPT Sellers in consideration of the payment by TA Purchaser to HPT Sellers of the Purchase Price and (b) HPT-TA Landlord, HPT-PSC Landlord and TA Tenant shall amend each TA/Petro Lease (i) to reflect the sale of the Travel Centers, (ii) to reduce the Minimum Rent due thereunder, (iii) to extend the Fixed Term by three (3) years, (iv) to provide for the payment of additional Additional Rent, (v) to accelerate the payment of the Deferred Rent and (vi) to reallocate certain Properties amongst the TA/Petro Leases, all in accordance with the terms and conditions to be set forth in the TA/Petro Lease Amendments.

2.2                               Deferral Agreement.  Notwithstanding anything contained in the Deferral Agreement to the contrary, all Deferred Rent due under the Deferral Agreement shall be due and payable in accordance with the terms and provisions of Section 3.1.3(f) of the TA/Petro Leases (as amended by the TA/Petro Lease Amendments).

SECTION 3
REPRESENTATIONS AND WARRANTIES

3.1                               TA Parties’ Representations and Warranties.  Each TA Party represents and warrants to each HPT Party that:

(a)                                 Organization.  Such TA Party is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full limited liability company power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

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(b)                                 Authorization.  Such TA Party has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by such TA Party and the consummation of the transactions contemplated hereby to be performed by it have been duly authorized by all necessary limited liability company action.  This Agreement has been duly and validly executed and delivered by such TA Party and, assuming due authorization, execution and delivery by each of the other parties, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery of this Agreement by such TA Party does not, and the consummation by it of the transactions contemplated by this Agreement to be performed by it will not, (i) conflict with, or result in any violation of or default under, any provision of its limited liability company agreement, (ii) conflict with or result in any violation of or default under, any law or judgment applicable to it or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which it is a party or subject, except, with respect to the foregoing clauses (ii) and (iii), as would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.

(d)                                 Approvals.  The execution and delivery of this Agreement by such TA Party and the consummation by it of the transactions contemplated by this Agreement to be performed by it do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which it is a party or subject or to which any of its respective properties are subject, except for any such consent, approval, order or authorization received in connection with the execution of this Agreement or the failure of which to receive would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.  No declaration, filing or registration with any Governmental Authority is required by it in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement to be performed by it, except for filings required under securities laws.

(e)                                  Bankruptcy.  No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to such TA Party’s knowledge, threatened, against such TA Party.

(f)                                   Prohibited Transaction.  To such TA Party’s actual knowledge, neither such TA Party nor any trustee, officer, agent, affiliate or person acting on behalf of such TA Party is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); provided, however, no representation is made with respect to any person, group, entity or nation that merely owns a publicly traded interest in TA LLC.

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3.2                               HPT Parties’ Representations and Warranties.  Each HPT Party represents and warrants to each TA Party that:

(a)                                 Organization.  Such HPT Party is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full trust or limited liability company power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)                                 Authorization.  Such HPT Party has all requisite trust or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by such HPT Party and the consummation by each of the transactions contemplated hereby to be performed by it have been duly authorized by all necessary trust or limited liability company action.  This Agreement has been duly and validly executed and delivered by such HPT Party and, assuming due authorization, execution and delivery by each of the other parties, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery of this Agreement by such HPT Party does not, and the consummation by each such entity of the transactions contemplated by this Agreement to be performed by it will not, (i) conflict with, or result in any violation of or default under, any provision of its declaration of trust or limited liability company agreement, (ii) conflict with or result in any violation of or default under, any law or judgment applicable to it or to which any of its properties are subject or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which it is a party or subject or to which any of its properties are subject, except, with respect to the foregoing clauses (ii) and (iii), as would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.

(d)                                 Approvals.  The execution and delivery of this Agreement by such HPT Party and the consummation by it of the transactions contemplated by this Agreement to be performed by it do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which it is a party or subject or any of their representative properties are subject, except for any such consent, approval, order or authorization the failure of which to receive would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.  No declaration, filing or registration with any Governmental Authority is required by it in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement to be performed by it, except for filings required under securities laws.

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(e)                                  Bankruptcy.  No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to such HPT Party’s actual knowledge, threatened, against such HPT Party.

(f)                                   Options or Rights of First Refusal.  To such HPT Party’s actual knowledge, other than pursuant to this Agreement, such HPT Party has not granted any option, right of first refusal or first opportunity to any party to purchase any Property, any interest therein or any portion thereof.

(g)                                  Other Sales Agreements.  To such HPT Party’s actual knowledge, other than this Agreement, such HPT Party has not entered into any contract to sell any Property or any part thereof that is currently in effect.

(h)                                 Other Agreements.  To such HPT Party’s actual knowledge, such HPT Party has not entered into any material agreements affecting the Travel Centers that would be binding upon TA Purchaser from and after the Closing, other than the TA/Petro Leases and matters of record.

(i)                                     Foreign Person.  Such HPT Party is not a “foreign person,” “foreign trust” or “foreign corporation” within the meaning of the United States Foreign Investment in Real Property Tax Act of 1980 and the Internal Revenue Code of 1986, as subsequently amended.

(j)                                    Prohibited Transaction.  To such HPT Party’s actual knowledge, neither such HPT Party nor any trustee, officer, agent, affiliate or person acting on behalf of any HPT Party is currently subject to any U.S. sanctions administered by OFAC provided, however, no representation is made with respect to any person, group, entity or nation that merely owns a publicly traded interest in HPT.

3.3                               Knowledge.  For purposes of this Agreement, (a) statements made to a TA Party’s actual knowledge shall mean and refer to the actual knowledge of Mark Young, Executive Vice President of each TA Party, without any duty of inquiry and (b) statements made to an HPT Party’s actual knowledge shall mean and refer to the actual knowledge of John G. Murray, President of each HPT Party, without any duty of inquiry.  The foregoing individuals are named in this Agreement solely for the purpose of establishing the scope of each party’s knowledge; such individuals are not parties to this Agreement and neither individual shall have personal liability for any of the representations or warranties hereunder.

3.4                               “AS IS”.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, OR IN ANY DOCUMENTS TO BE DELIVERED BY ANY HPT SELLER HEREUNDER TO TA PURCHASER, NO HPT SELLER HAS MADE, AND TA PURCHASER HAS NOT RELIED ON, ANY INFORMATION, PROMISE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING ANY PROPERTY (WHETHER MADE BY AN HPT SELLER, ON AN HPT SELLER’S BEHALF OR OTHERWISE) INCLUDING THE PHYSICAL CONDITION OF ANY REAL PROPERTY, TITLE TO OR THE BOUNDARIES OF ANY REAL PROPERTY, PEST CONTROL MATTERS, SOIL CONDITIONS, THE PRESENCE, EXISTENCE OR ABSENCE OF HAZARDOUS MATERIALS, TOXIC SUBSTANCES OR OTHER ENVIRONMENTAL

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MATTERS, COMPLIANCE WITH BUILDING, HEALTH, SAFETY, LAND USE AND ZONING LAWS, REGULATIONS AND ORDERS, STRUCTURAL AND OTHER ENGINEERING CHARACTERISTICS, TRAFFIC PATTERNS, MARKET DATA, ECONOMIC CONDITIONS OR PROJECTIONS, THE ADEQUACY OF ANY REAL PROPERTY FOR TA PURCHASER’S INTENDED USE, AND ANY OTHER INFORMATION PERTAINING TO THE REAL PROPERTY AND PHYSICAL ENVIRONMENTS IN WHICH IT IS LOCATED.  THIS SECTION 3.4 SHALL SURVIVE THE CLOSING.

SECTION 4
CLOSING

4.1                               Closing.  The Closing shall occur at 10:00 A.M. (Eastern Standard Time) on the Closing Date through an escrow with all documents and funds delivered to Title Company to be released pursuant to written escrow instructions consistent with this Agreement from HPT Sellers and TA Purchaser.

4.2                               Purchase Price.  The purchase price to be paid by TA Purchaser to HPT Sellers for the Properties shall be the Purchase Price, and no portion of the Purchase Price is allocated to personal property.  The Purchase Price shall be paid by wire transfer of immediately available federal funds as instructed by HPT Sellers.  The Purchase Price shall be allocated among the Properties and between HPT Sellers in accordance with Schedule 1 attached hereto.

4.3                               IRS Real Estate Sales Reporting.  The Title Company shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

4.4                               HPT Parties’ Closing Obligations.  At the Closing, each applicable HPT Party shall deliver to each applicable TA Party the following:

(a)                                 A good and sufficient limited warranty deed with covenants against grantor’s acts, or its local equivalent, for each Real Property in proper statutory form for recording, duly executed and acknowledged by the applicable HPT Seller;

(b)                                 An Assignment and Assumption Agreement for each Property, substantially in the form of Exhibit C attached hereto and made a part hereof, duly executed by the applicable HPT Seller;

(c)                                  A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit D attached hereto and made a part hereof, duly executed by HPT;

(d)                                 A counterpart of each TA/Petro Lease Amendment, duly executed by HPT-TA Landlord or HPT-PSC Landlord, as applicable;

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(e)                                  A Master Title Affidavit, substantially in the form of Exhibit E attached hereto and made a part hereof, duly executed by each HPT Seller;

(f)                                   A mutually agreed upon settlement statement;

(g)                                  Transfer and/or recordation tax form, or other similar documents required to be executed in connection with the recordation of the deeds; and

(h)                                 Such other affidavits, consents and agreements as the TA Parties or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions and giving due consideration to the fact that TA Tenant has been leasing the Properties under the TA/Petro Leases prior to the Closing.

4.5                               TA Parties’ Closing Obligations.  At the Closing, TA Purchaser shall pay the Purchase Price to HPT Sellers by wire transfer of immediately available funds as instructed by HPT Sellers, and each applicable TA Party shall deliver to each applicable HPT Party the following:

(a)                                 An Assignment and Assumption Agreement for each Property, substantially in the form of Exhibit B attached hereto and made a part hereof, duly executed by TA Purchaser;

(b)                                 A counterpart of each TA/Petro Lease Amendment, duly executed by TA Tenant;

(c)                                  A mutually agreed upon settlement statement;

(d)                                 Transfer and/or recordation tax form, or other similar documents required to be executed in connection with the recordation of the deeds; and

(e)                                  Such other affidavits, consents and agreements as the HPT Parties or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions and giving due consideration to the fact that TA Tenant has been leasing the Properties under the TA/Petro Leases prior to the Closing.

4.6                               Prorations.  The HPT Parties and the TA Parties acknowledge and agree that the TA/Petro Leases are so-called “triple net” leases, and TA Tenant is responsible for all real estate taxes, personal property taxes, other assessments, utilities and other costs and expenses related to each Property as further described in the TA/Petro Leases.  Accordingly, there shall be no prorations between HPT Sellers and TA Purchaser under this Agreement, and the applicable TA Parties shall be responsible for all such costs and expenses related to each Property before and after the Closing, other than prorations of rent and additional rent under the TA/Petro Leases which shall be adjusted to account for the partial month during which Closing occurs.  This Section 4.6 shall survive the Closing.

4.7                               Like-Kind Exchange.  At the request of a party hereto (a “Requesting Party”),  the other party (a “Cooperating Party”) shall take all such actions as may be reasonably requested by the Requesting Party in order to effectuate all or any part of the transactions contemplated by this

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Agreement as a forward or reverse like-kind exchange for the benefit of the Requesting Party in accordance with Section 1031 of the Internal Revenue Code and, in the case of a reverse exchange, Internal Revenue Service Revenue Procedure 2000-37; provided, however, the Cooperating Party shall not be obligated to bear (and the Requesting Party shall reimburse the Cooperating Party for) any out-of-pocket cost or expense incurred by the Cooperating Party in connection with such cooperation other than the Cooperating Party’s incidental counsel fees related to such cooperation. In furtherance of this Section 4.7 and notwithstanding anything contained in this Agreement to the contrary, the Requesting Party may assign its rights under this Agreement to a “qualified intermediary” or an “exchange accommodation titleholder” in order to facilitate a forward or reverse like-kind exchange under Section 1031 of the Internal Revenue Code, and the Cooperating Party agrees to execute and deliver an acknowledgment and consent to any such assignment by the Requesting Party of its rights under this Agreement to a qualified intermediary or an exchange accommodation titleholder; provided, however, such assignment shall not relieve the Requesting Party of any of its obligations hereunder.  Without limiting the foregoing, the Cooperating Party agrees that it shall execute and deliver to the Requesting Party or the qualified intermediary at or prior to the Closing any and all documents reasonably required or requested by such Requesting Party or the qualified intermediary to complete such exchange; provided, however, that, neither party shall be required to (a) accept title to any property other than the Properties, (b) expend additional amounts of money above those amount for which it is obligated under this Agreement, (c) extend the Closing Date, or (d) incur any other material liability or obligation.

4.8                               TA Purchaser’s Closing Conditions.  Notwithstanding anything to the contrary contained herein, the obligation of TA Purchaser to proceed with the Closing in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, provided that TA Purchaser, at its election, evidenced by written notice delivered to HPT Sellers, may waive all or any of such conditions: (a) HPT Parties shall have executed and delivered to TA Purchaser all of the documents, and shall have taken or caused to be taken all of the other action, required of HPT Parties under this Agreement, (b) all representations and warranties made by HPT Parties in this Agreement shall be true and correct in all material respects as of the Closing Date and (c) the Title Company shall be willing to insure title to the Travel Centers in the amount of the Purchase Price, pursuant to the pro-forma title policies in the forms delivered by TA Purchaser to HPT Sellers prior to the date of this Agreement.

4.9                               HPT Sellers’ Closing Conditions.  Notwithstanding anything to the contrary contained herein, the obligation of HPT Sellers to proceed with the Closing in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, provided that HPT Sellers, at their election, evidenced by written notice delivered to TA Purchaser, may waive all or any of such conditions: (a) TA Parties shall have executed and delivered to HPT Sellers all of the documents, and shall have taken or caused to be taken all of the other action (including, without limitation, delivery of the Purchase Price to escrow agent), required of TA Parties under this Agreement and (b) all representations and warranties made by TA Parties in this Agreement shall be true and correct in all material respects as of the Closing Date.

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4.10                        Failure to Close.  If the Closing does not occur on the Closing Date as a result of any party’s material default of its covenants or obligations under this Agreement, then the non-defaulting party may elect (a) to terminate this Agreement by written notice to the other party or (b) to seek an Award for specific performance in accordance with Section 5.1 within sixty (60) days after the scheduled Closing Date.  If an Award for specific performance is issued to either party, the party receiving such Award shall be permitted to enforce such Award in any court of competent jurisdiction with respect to the Travel Centers and the party against whom such Award is issued waives and covenants not to assert any objection against the recipient party’s right to enforce such Award.

SECTION 5
MISCELLANEOUS

5.1                               Arbitration.

(a)                                 Any disputes, claims or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including any disputes, claims or controversies brought by or on behalf of the HPT Parties, the TA Parties, RMR or any holder of equity interests (which, for purposes of this Section 5.1, shall mean any holder of record or any beneficial owner of equity interests or any former holder of record or beneficial owner of equity interests) of the HPT Parties, the TA Parties or RMR, either on his, her or its own behalf, on behalf of the HPT Parties, the TA Parties, RMR or on behalf of any series or class of equity interests of the HPT Parties, the TA Parties, RMR or holders of any equity interests of the HPT Parties, the TA Parties, RMR against the HPT Parties, the TA Parties, RMR or any of their respective trustees, directors, members, officers, managers (including The RMR Group Inc. or its successor), agents or employees, including any disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance, application or enforcement of this Agreement, including this arbitration agreement or the governing documents of the HPT Parties, the TA Parties or RMR (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute or Disputes, be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 5.1.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against the trustees, directors, officers or managers of the HPT Parties, the TA Parties, RMR and class actions by a holder of equity interests against those individuals or entities and the HPT Parties, the TA Parties and RMR.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 5.1, the term “equity interest” shall mean, (i) in respect of the HPT Parties, shares of beneficial interest of HPT, (ii) in respect of the TA Parties, “membership interests” in TA LLC as defined in the Delaware Limited Liability Companies Act, (iii) in respect of RMR, “membership interests” in RMR as defined in the Delaware Limited Liability Companies Act.

(b)                                 There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one (1) arbitrator within fifteen (15) days after receipt by respondent of a copy of the demand for arbitration.  The arbitrators may be affiliated or interested persons of the parties.  If there are more than two (2) parties to the Dispute, all

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claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one (1) arbitrator within fifteen (15) days after receipt of the demand for arbitration.  The arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail(s) to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date AAA provides the list to select one (1) of the three (3) arbitrators proposed by AAA.  If the party (or parties) fail(s) to select the second (2nd) arbitrator by that time, the party (or parties) who have appointed the first (1st) arbitrator shall then have ten (10) days to select one (1) of the three (3) arbitrators proposed by AAA to be the second (2nd) arbitrator; and, if it/they should fail to select the second (2nd) arbitrator by such time, AAA shall select, within fifteen (15) days thereafter, one (1) of the three (3) arbitrators it had proposed as the second (2nd) arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third (3rd) and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second (2nd) arbitrator.  If the third (3rd) arbitrator has not been appointed within the time limit specified herein, then AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.  For the avoidance of doubt, it is intended that there shall be no depositions and no other discovery other than limited documentary discovery as described in the preceding sentence.

(e)                                  In rendering an award or decision (an “Award”), the arbitrators shall be required to follow the laws of the State of Maryland without regard to principles of conflicts of law.  Any arbitration proceedings or Award and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  An Award shall be in writing and shall state the findings of fact and conclusions of law on which it is based.  Any monetary Award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Subject to Section 5.1(g), each party against which an Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of such Award or such other date as such Award may provide.

(f)                                   Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, to the maximum extent permitted by Maryland law, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an Award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of the HPT Parties, the TA Parties or RMR, as applicable, Award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all

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respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third (3rd) appointed arbitrator.

(g)                                  Notwithstanding any language to the contrary in this Agreement, any Award, including but not limited to, any interim Award, may be appealed pursuant to the AAA’s Optional Appellate Arbitration Rules (“Appellate Rules”).  An Award shall not be considered final until after the time for filing the notice of appeal pursuant to the Appellate Rules has expired. Appeals must be initiated within thirty (30) days of receipt of an Award by filing a notice of appeal with any AAA office.  Following the appeal process, the decision rendered by the appeal tribunal may be entered in any court having jurisdiction thereof.  For the avoidance of doubt, and despite any contrary provision of the Appellate Rules, Section 5.1(f) hereof shall apply to any appeal pursuant to this Section and the appeal tribunal shall not render an Award that would include shifting of any costs or expenses (including attorneys’ fees) of any party.

(h)                                 Following the expiration of the time for filing the notice of appeal, or the conclusion of the appeal process set forth in Section 5.1(g), an Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between those parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon an Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any Award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(i)                                     This Section 5.1 is intended to benefit and be enforceable by the HPT Parties, the TA Parties, RMR and their respective holders of equity interests, trustees, directors, officers, managers (including The RMR Group Inc. or its successor), agents or employees, and their respective successors and assigns and shall be binding upon the HPT Parties, the TA Parties, RMR and their respective holders of equity interests, and be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

5.2                               Confidentiality.  Each party hereto shall use commercially reasonable efforts to maintain the confidentiality of any information concerning the other party or any subsidiary of the other party provided to or discovered by it or its representatives and which is not otherwise available on a nonconfidential basis to such party and shall not (except as may otherwise be required by applicable law or the rules and regulations of any stock exchange applicable to any of the parties hereto) disclose such information, subject to the provisions of this Section, to anyone other than those people who have a need to know such information in connection with the conduct of such party’s business, including its attorneys, accountants and other representatives and agents or during the course of or in connection with any litigation or other action, arbitration, investigation or other proceeding based upon or in connection with the subject matter of this Agreement.

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5.3                               Notices.

(a)                                 Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand or by Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, and with all freight charges prepaid (if by Federal Express or similar carrier).

(b)                                 All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)                                  All such notices shall be addressed:

if to any TA Party, to:                                                                         TravelCenters of America LLC

24601 Center Ridge Road

Westlake, OH 44145

Attn:  Chief Executive Officer

With a copy to:                                                                                                            Hunton Andrews Kurth

200 Park Avenue

New York, New York 10166

Attn: Laurie A. Grasso, Esq.

if to any HPT Party, to:                                                                 Hospitality Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts 02458-1634

Attn:  President and Chief Executive Officer

(d)                                 By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address up to two other addresses within the United States of America.

5.4                               Waivers, Etc.  No provision of this Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party’s rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or

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on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

5.5                               Assignment, Successors and Assigns; Third Party Beneficiaries.  This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties, except to a successor to such party by merger or consolidation or an assignee of substantially all of the assets of such party.  Notwithstanding the foregoing, TA Purchaser may assign this Agreement in whole or in part to any wholly-owned subsidiary of any TA Party or it may designate any wholly-owned subsidiary of any TA Party to acquire all or any portion of any Property under this Agreement; provided, however, no such assignment or designation shall relieve TA Purchaser of any of its liabilities or obligations hereunder.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other Person.

5.6                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.7                               Counterparts, Etc.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

5.8                               Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts.

5.9                               Expenses.  All reasonable out-of-pocket fees and expenses (including attorneys’ fees) incurred by any of the HPT Parties in connection with this Agreement and the transactions contemplated hereby shall be paid by the TA Parties, including the costs, fees and premiums for any ALTA owner’s title insurance policy with respect to any of the Real Property obtained by TA Purchaser, the costs of any surveys obtained by TA Purchaser, any transfer taxes or similar

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impositions applicable to the recording of any deed or the transfer of any of the Real Property, and the costs of recording any closing documents, including the deeds.  The TA Parties shall each bear their own fees and expenses (including attorneys’ fees) incurred by any of them in connection with this Agreement and the transactions contemplated hereby.

5.10                        Section and Other Headings; Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references are to this Agreement, unless otherwise specified. The singular and plural use of a defined term shall have the correlative meaning.  The words “including” and “include” shall be deemed to be followed by the words “without limitation.”

5.11                        Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.12                        Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Purchase Price and delivery of the deeds and other closing documents at the Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of any party to be performed hereunder.

5.13                        HPT NON-LIABILITY OF TRUSTEES.  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING HOSPITALITY PROPERTIES TRUST, DATED AUGUST 21, 1995, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HOSPITALITY PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HOSPITALITY PROPERTIES TRUST.  ALL PERSONS DEALING WITH HOSPITALITY PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HOSPITALITY PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.14                        HPT-TA TRUST LANDLORD NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING HPT TA PROPERTIES TRUST, DATED NOVEMBER 29, 2006, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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5.15                        HPT-PSC TRUST LANDLORD NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING HPT PSC PROPERTIES TRUST, DATED MAY 23, 2007, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT PSC PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT PSC PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT PSC PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT PSC PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.16                        Limitation on Liability.  No present or future partner, director, officer, shareholder, direct or indirect owner, employee, advisor, agent, attorney, asset manager or subasset manager of any TA Party or TA Purchaser shall have any personal liability, directly or indirectly under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter.

5.17                        Further Assurances.  The parties hereto agree to execute and deliver such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Agreement; provided, however, that such documents or agreements shall not impose any liability or obligation on either party, except in any de minimis respect, that is not expressly contemplated by this Agreement.

5.18                        Survival.  The terms and provisions of this Section 5 shall survive the Closing.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

HOSPITALITY PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT PSC PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT PSC PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

[Signature Page to First Transaction Agreement]

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

[Signature Page to First Transaction Agreement]

SCHEDULE 1

TRAVEL CENTERS

	Street Address	City	State	HPT Seller	Lease	Purchase Price
1	3524 S. Highway 99 W.	Corning	CA	HPT TA Properties Trust	3	$21,420,000
2	2510 Burr Street	Gary	IN	HPT TA Properties LLC	3	$18,910,000
3	1201 Ripley Street	Lake Station	IN	HPT TA Properties LLC (successor by merger to HPT GL Properties LLC)	1	$15,120,000
4	6364 Dixie Highway	Bridgeport/ Saginaw	MI	HPT TA Properties Trust	3	$8,820,000
5	102 NW 4th Street	Concordia	MO	HPT TA Properties Trust	1	$10,980,000
6	I-295 Exit 18 Berkeley Rd.	Paulsboro	NJ	HPT TA Properties Trust	3	$17,870,000
7	40 Riverside Drive	Fultonville	NY	HPT TA Properties Trust	2	$13,500,000
8	6170 I-10 East	San Antonio	TX	HPT TA Properties Trust	2	$20,550,000
9	713 Highway 12	Hudson	WI	HPT TA Properties Trust	1	$13,340,000

SCHEDULE 2

TA/PETRO LEASES

1.                                      Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 1”).

2.                                      Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 2”).

3.                                      Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 3”).

4.                                      Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 4”).

5.                                      Lease Agreement, dated as of May 30, 2007, by and among HPT PSC Properties Trust and HPT PSC Properties LLC, as landlord, and TA Operating LLC (as successor to Petro Stopping Centers, L.P.), as tenant, as amended (as so amended, the “Petro Lease”).

EXHIBIT A

LAND

Ex.	Street Address	City	State
A-1	3524 S. Highway 99 W.	Corning	CA
A-2	2510 Burr Street	Gary	IN
A-3	1201 Ripley Street	Lake Station	IN
A-4	6364 Dixie Highway	Saginaw	MI
A-5	102 NW 4th Street	Concordia	MO
A-6	I-295 Exit 18 Berkeley Rd.	Paulsboro	NJ
A-7	40 Riverside Drive	Fultonville	NY
A-8	6170 I-10 East	San Antonio	TX
A-9	713 Highway 12	Hudson	WI

EXHIBIT B-1

AMENDMENT TO TA LEASE NO. 1

(See attached copy.)

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 1, dated as of June 22, 2016 (as so amended, the “Lease”);

WHEREAS, Landlord is selling to Tenant, and Tenant is acquiring from Landlord, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Removed Properties”);

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising a travel center having an address at 8050 Dean Martin Drive, Las Vegas, Nevada 89139 and further described on Exhibit A-41 attached to this Amendment (collectively, the “Las Vegas Property”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Las Vegas Property to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.                                      Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Las Vegas Property, the date of this Amendment.

5.                                      Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty-Two Million Two Hundred Ninety-One Thousand Six Hundred Eleven and 00/100ths Dollars ($52,291,611.00), subject to adjustment as provided in Section 3.1.1(b).

7.                                      Fixed Term.

(a)                                 Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2032.

(b)                                 Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

8.                                      Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2033 and expire on December 31, 2047 and the second Extended Term shall commence on January 1, January 1, 2048 and expire on December 31, 2062.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that

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(x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2062.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2031, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2046, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.                                      Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

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10.                               Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Fourteen Million One Hundred Seventy-Five Thousand Two Hundred Thirty-Nine and 00/100ths Dollars ($14,175,239.00) in sixteen (16) equal quarterly installments of Eight Hundred Eighty-Five Thousand Nine Hundred Fifty-Two and 00/100ths Dollars ($885,952.00) on the first Business Day of each calendar quarter during such period.

8.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-14, A-19 and A-38 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibit A-41 attached to this Amendment to the end of Exhibit A to the Lease.

9.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

10.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Second Amendment to Amended and Restated Lease Agreement No. 1]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Second Amendment to Amended and Restated Lease Agreement No. 1]

SCHEDULE 1

REMOVED PROPERTIES

Street Address	City	State	Landlord
1201 Ripley Street	Lake Station	IN	HPT TA Properties LLC
102 NW 4th Street	Concordia	MO	HPT TA Properties Trust
713 Highway 12	Hudson	WI	HPT TA Properties Trust

Schedule 1(B)

EXHIBITS A-1 through A-41

LAND

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904	2015
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643	2015
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206	2015
A-4	162	4325 Guasti Road, Ontario, CA 91761	2015
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322	2015
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033	2015
A-7	171	3 East Industrial Road, Branford (New Haven), CT 06405	2015
A-8	178	2112 Highway 71 South, Marianna, FL 32448	2015
A-9	197	8909 20th Street, Vero Beach, FL 32966	2015
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324	2015
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140	2015
A-12	236	21 Romines Dr., Morris, IL 60450	2015
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240	2015
A-14		Intentionally deleted
A-15	46	224 Highway 65 South, Tallulah, LA 71284	2015
A-16	151	7401 Assateague Drive, Jessup, MD 20794	2015
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130	2015
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301	2015
A-19		Intentionally deleted
A-20	172	200 North McCarran Blvd., Sparks, NV 89431	2015
A-21	211	108 Ocean Drive, Greenland, NH 03840	2015
A-22	8	3404 W. Highway 66, Gallup, NM 87301	2015
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005	2015
A-24	208	9616 Commerce Drive, Dansville, NY 14437	2015
A-25	24	940 US Rt. 42, NE, London, OH 43140	2015
A-26	15	8834 Lake Road, Seville, OH 44273	2015
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515	2015
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815	2015
A-29	3	245 Allegheny Blvd., Brookville, PA 15825	2015
A-30	393	3001 TV Road, Florence, SC 29501	2015
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013	2015
A-32	231	802 E. York, Highway 59, Ganado, TX 77962	2015
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087	2015
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074	2015
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382	2015
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045	2015
A-37	149	4195 State Rt. 34, Hurricane, WV 25526	2015
A-38		Intentionally deleted
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053	2015
A-40	382	4230 West Highway 24, Remington, IN 47977	2017
A-41	108	8050 Dean Martin Drive, Las Vegas, NV 89139	2015

[See attached copies.]

Exhibit A

EXHIBIT A-41

LAND

8050 Dean Martin Drive
Las Vegas, Nevada 89139

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT B-2

AMENDMENT TO TA LEASE NO. 2

(See attached copy.)

SEVENTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016, that certain Fifth Amendment to Amended and Restated Lease No. 2, dated as of June 30, 2016, and that certain Sixth Amendment to Amended and Restated Lease No. 2, dated as of September 30, 2016 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant desire to remove the Property having an address at 8050 Dean Martin Drive, Las Vegas, Nevada 89139 and further described on Exhibit A-21 to the Lease (together with the Sold Properties, collectively, the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising a travel center having an address at 10346 S. State Rd. 39, Clayton, Indiana and further described on Exhibit A-41 attached to this Amendment (collectively, the “Clayton Property”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Clayton Property to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.             Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.             Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.             Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Clayton Property, the date of this Amendment.

5.             Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Seven Million Two Hundred Forty-Seven Thousand Six Hundred Sixty-Seven and 00/100ths Dollars ($47,247,667.00), subject to adjustment as provided in Section 3.1.1(b).

7.             Fixed Term.

(a)           Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2031.

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(b)           Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

8.             Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2032 and expire on December 31, 2046 and the second Extended Term shall commence on January 1, January 1, 2047 and expire on December 31, 2061.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2061.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2030, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2045, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.             Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the

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amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.          Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Eight Hundred Forty-Six Thousand Six Hundred Ninety-Two and 00/100ths Dollars ($12,846,692.00) in sixteen (16) equal quarterly installments of Eight Hundred Two Thousand Nine Hundred Eighteen and 00/100ths Dollars ($802,918.00) on the first Business Day of each calendar quarter during such period.

11.          Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-21, A-24 and A-35 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibit A-41 attached to this Amendment to the end of Exhibit A to the Lease.

12.          Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Seventh Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Seventh Amendment to Amended and Restated Lease Agreement No. 2]

SCHEDULE 1

SOLD PROPERTIES

Street Address	City	State	Landlord
40 Riverside Drive	Fultonville	NY	HPT TA Properties Trust
6170 I-10 East	San Antonio	TX	HPT TA Properties Trust

EXHIBITS A-1 through A-41

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541	2015
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213	2015
A-3	94	946 West Beale Street, Kingman, AZ, 86401	2015
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331	2015
A-5	227	2930 Lenwood Rd., Barstow, CA 92311	2015
A-6	57	19483 Knighton Rd., Redding, CA 96002	2015
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259	2015
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584	2015
A-9	156	30732 Highway 441 South, Commerce, GA 30529	2015
A-10	249	6901 Bellville Road, Lake Park, GA 31636	2015
A-11	167	4115 Broadway, Boise, ID 83705	2015
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075	2015
A-13	199	819 Edwardsville Road, Troy, IL 62294	2015
A-14	65	2636 E. Tipton Street, Seymour, IN 47274	2015
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501	2015
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033	2015
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162	2015
A-18	190	13400 Rogers Drive, Rogers, MN 55374	2015
A-19	52	100 North Broadway, Oak Grove, MO 64075	2015
A-20	90	103 Prospectors Drive, Ogallala, NE 69153	2015
A-21		Intentionally deleted
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804	2015
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.	2015
A-24		Intentionally deleted
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377	2015
A-26	39	10679 Lancaster Rd., Hebron, OH 43025	2015
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048	2015
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128	2015
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002	2015
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510	2015
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112	2015
A-32	13	608 Lovell Road, Knoxville, TN 37932	2015
A-33	17	6800 Thompson Road, Baytown, TX 77522	2015
A-34	230	704 West Interstate 20, Big Spring, TX 79720	2015
A-35		Intentionally deleted
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005	2015
A-37	170	435 Winton Parkway, Livingston, CA 95334	2015
A-38	369	3001 Grant Street, Gary, IN 46408	2015
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481	2019
A-40	255	289 Howard Baker Highway, Pioneer, TN 37847	2019
A-41	257	10346 S. State Rd. 39, Clayton, IN 46118	2015

[See attached copies.]

EXHIBIT A-41

LAND

10346 South State Road 39
Clayton, Indiana 46118

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT B-3

AMENDMENT TO TA LEASE NO. 3

(See attached copy.)

THIRD AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015, and that certain Second Amendment to Amended and Restated Lease Agreement No. 3, dated as of June 22, 2016 (as so amended, the “Lease”);

WHEREAS, Landlord is selling to Tenant, and Tenant is acquiring from Landlord, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1(a) attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant wish to remove the Properties related to the Travel Centers identified on Schedule 1(b) attached hereto and made a part hereof (collectively, the “Reallocated Properties” and, together with the Sold Properties, collectively the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising the travel centers identified on Schedule 2 attached hereto and made a part hereof (collectively, the “Additional Properties”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Additional Properties to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties

remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.                                      Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Additional Properties, the date of this Amendment.

5.                                      Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Four Million Four Hundred Eleven Thousand Six Hundred Eighteen and 00/100ths Dollars ($44,411,618.00), subject to adjustment as provided in Section 3.1.1(b).

7.                                      Fixed Term.

(a)                                 Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2029.

(b)                                 Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

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8.                                      Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2030 and expire on December 31, 2044 and the second Extended Term shall commence on January 1, January 1, 2045 and expire on December 31, 2059.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2059.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2028, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2043, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.                                      Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the

3

2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.                               Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Six Hundred Three Thousand Eighty-Five and 00/100ths Dollars ($12,603,085.00) in sixteen (16) equal quarterly installments of Seven Hundred Eighty-Seven Thousand Six Hundred Ninety-Three and 00/100ths Dollars ($787,693.00) on the first Business Day of each calendar quarter during such period.

11.                               Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-2, A-3, A-9, A-12, A-17, A-21 to the Lease and replacing them with “Intentionally deleted” and (c) (d) adding Exhibits A-40, A-41 and A-42 attached to this Amendment to the end of Exhibit A to the Lease.

12.                               Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Third Amendment to Amended and Restated Lease Agreement No. 3]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Third Amendment to Amended and Restated Lease Agreement No. 3]

SCHEDULE 1(A)

SOLD PROPERTIES

Street Address	City	State	Landlord
3524 S. Highway 99 W.	Corning	CA	HPT TA Properties Trust
2510 Burr Street	Gary	IN	HPT TA Properties LLC
6364 Dixie Highway	Saginaw	MI	HPT TA Properties Trust
I-295 Exit 18 Berkley Rd.	Paulsboro	NJ	HPT TA Properties Trust

SCHEDULE 1(B)

REALLOCATED PROPERTIES

Street Address	City	State	Landlord
1010 North 339th Avenue	Tonopah	AZ	HPT TA Properties Trust
981 Cassville-White Road	Cartersville	GA	HPT TA Properties LLC

SCHEDULE 2

ADDITIONAL PROPERTIES

Street Address	City	State	Landlord	Exhibit
715 US 250 East	Ashland	OH	HPT TA Properties Trust	A-40
2150-2240 Beltline Blvd.	Columbia	SC	HPT TA Properties Trust	A-41
160 State Highway 77	Hillsboro	TX	HPT TA Properties Trust	A-42

Exhibit A

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453	2015
A-2		Intentionally deleted
A-3		Intentionally deleted
A-4	26	4265 East Guasti Road, Ontario, CA 91761	2015
A-5	228	2200 Ninth Street, Limon, CO 80828	2015
A-6	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467	2015
A-7	247	P.O. Box 638, Baldwin, FL 32234	2015
A-8	258	2995 US Highway 17 South, Brunswick, GA 31525	2015
A-9		Intentionally deleted
A-10	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701	2015
A-11	35	1702 West Evergreen, Effingham, IL 62401	2015
A-12		Intentionally deleted
A-13	173	5930 E. State Road 334, Whitestown, IN 46075	2015
A-14	93	7777 Burlington Pike, Florence, KY 41042	2015
A-15	161	1701 N. University Avenue, Lafayette, LA 70507	2015
A-16	216	5501 O’Donnell St. Cutoff, Baltimore, MD 21224	2015
A-17		Intentionally deleted
A-18	116	6100 Sawyer Road, Sawyer, MI 49125	2015
A-19	51	854 State Highway 80, Matthews, MO 63867	2015
A-20	181	6000 E. Frontage Road, Mill City, NV 89418	2015
A-21		Intentionally deleted
A-22	229	1700 U.S. Route 66 West, Moriarty, NM 87035	2015
A-23	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549	2015
A-24	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320	2015
A-25	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551	2015
A-26	36	801 South Council Road, Oklahoma City (East), OK 73128	2015
A-27	183	790 NW Frontage Road, Troutdale, OR 97060	2015
A-28	213	10835 John Wayne Drive, Greencastle, PA 17225	2015
A-29	214	875 N. Eagle Valley Rd., Milesburg, PA 16853	2015
A-30	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334	2015
A-31	157	4400 Peytonville Road, Franklin, TN 37064	2015
A-32	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118	2015
A-33	235	8301 N. Expressway 281, Edinburg, TX 78541	2015
A-34	233	1700 Wilson Road, Terrell, TX 75161	2015
A-35	186	1100 North 130 West, Parowan, UT 84761	2015
A-36	142	10134 Lewison Rd., Ashland, VA 23005	2015
A-37	50	5901 Highway 51, DeForest (Madison), WI 53532	2015
A-38	234	1400 Higley Blvd., Rawlins, WY 82301	2015
A-39	376	1035 West State Road 42, Brazil, IN 47834	2017
A-40	701	715 US 250 East, Ashland, OH	2015
A-41	238	2150-2240 Beltline Blvd., Columbia, SC	2020
A-42	333	160 State Highway 77, Hillsboro, TX	2019

[See attached copies.]

EXHIBIT A-40

LAND

715 US 250 East
Ashland, Ohio

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT A-41

LAND

2150-2240 Beltline Blvd.
Columbia, South Carolina

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT A-42

LAND

160 State Highway 77
Hillsboro, Texas

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT B-4

AMENDMENT TO TA LEASE NO. 4

(See attached copy.)

NINTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS NINTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016, that certain Sixth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 14, 2016, that certain Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated as of May 3, 2017, and that certain Eighth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 28. 2017 (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant wish to remove the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising the travel centers identified on described on Schedule 2 attached hereto and made a part hereof (collectively, the “Additional Properties”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Additional Properties to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the

Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.                                      Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Additional Properties, the date of this Amendment.

5.                                      Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty Million Thirty-Three Thousand Nine Hundred Seventy-Six and 00/100ths Dollars ($50,033,976.00), subject to adjustment as provided in Section 3.1.1(b).

7.                                      Fixed Term.

(a)                                 Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2033.

(b)                                 Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

2

8.                                      Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2034 and expire on December 31, 2048 and the second Extended Term shall commence on January 1, January 1, 2049 and expire on December 31, 2063.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2063.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2032, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2047, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.                                      Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the

3

2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.                               Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Nine Hundred Sixty Thousand Eight Hundred Sixty-Seven and 00/100ths Dollars ($12,960,867.00) in sixteen (16) equal quarterly installments of Eight Hundred Ten Thousand Fifty-Four and 00/100ths Dollars ($810,054.00) on the first Business Day of each calendar quarter during such period.

11.                               Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-10, A-23, A-39 and A-40 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibits A-41 and A-42 attached to this Amendment to the end of Exhibit A to the Lease.

12.                               Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Ninth Amendment to Amended and Restated Lease Agreement No. 4]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Ninth Amendment to Amended and Restated Lease Agreement No. 4]

SCHEDULE 1

REMOVED PROPERTIES

Street Address	City	State	Landlord
10346 S. State Rd. 39	Clayton	IN	HPT TA Properties LLC
715 US 250 East	Ashland	OH	HPT TA Properties Trust
2150-2240 Beltline Blvd.	Columbia	SC	HPT TA Properties Trust
160 State Highway 77	Hillsboro	TX	HPT TA Properties Trust

SCHEDULE 2

ADDITIONAL PROPERTIES

Street Address	City	State	Landlord
1010 North 339th Avenue	Tonopah	AZ	HPT TA Properties Trust
981 Cassville-White Rd.	Cartersville	GA	HPT TA Properties LLC

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	224	1806 Highway 371 W, Prescott, AR 71857	2015
A-2	41	46155 Dillon Road, Coachella, CA 92236	2015
A-3	346	28991 West Gonzaga Rd., Santa Nella, CA 95322	2015
A-4	148	5101 Quebec Street, Commerce City (Denver East), CO 80022	2015
A-5	22	327 Ruby Road, Willington, CT 06279	2015
A-6	53	556 St. Rt. 44, Wildwood, FL 34785	2015
A-7	45	P.O. Box 592, Madison, GA 30650	2015
A-8	367	5915 Monee Rd., Monee, IL 60449	2015
A-9	43	4510 Broadway, Mt. Vernon, IL 62864	2015
A-10		Intentionally deleted
A-11	220	1600 West US Hwy 20, Porter, IN 46304	2015
A-12	252	2775 US Hwy 75, Lebo (Beto Junction), KS 66856	2015
A-13	28	145 Richwood Road, Walton, KY 41094	2015
A-14	180	1682 Gause Blvd., Slidell, LA 70458	2015
A-15	19	1400 Elkton Road, Elkton, MD 21921	2015
A-16	175	3265 N. Service Road East, Foristell, MO 63348	2015
A-17	193	8033 W. Holling Rd., Alda (Grand Island), NE 68810	2015
A-18	6	2 Simpson Road, Columbia, NJ 07832	2015
A-19	81	2501 University Blvd. NE, Albuquerque, NM 87107	2015
A-20	207	753 Upper Court St., Binghamton, NY 13904	2015
A-21	194	8420 Alleghany Rd., Corfu (Pembroke), NY 14036	2015
A-22	221	153 Wiggins Road, Candler, NC 28715	2015
A-23		Intentionally deleted
A-24	139	12403 US Rt. 35 NW, Jeffersonville, OH 43128	2015
A-25	95	4450 Portage St. NW, North Canton, OH 44720	2015
A-26	152	P.O. Box 171, Sayre, OK 73662	2015
A-27	67	5644 SR 8, Harrisville (Barkeyville), PA 16038	2015
A-28	68	5600 Nittany Valley Drive, Lamar, PA 16848	2015
A-29	179	3014 Paxville Highway, Manning, SC 29102	2015
A-30	245	155 Hwy. 138, Denmark (Jackson), TN 38391	2015
A-31	34	111 N. First Street, Nashville, TN 37213	2015
A-32	150	7751 Bonnie View Road, Dallas (South), TX 75241	2015
A-33	153	1010 Beltway Parkway, Laredo, TX 78045	2015
A-34	232	4817 I-35 North, New Braunfels, TX 78130	2015
A-35	32	RR1, Valley Grove, WV 26060	2015
A-36	188	P.O. Box 400, Ft. Bridger, WY 82933	2015
A-37	242	15874 Eleven Mile Road, Battle Creek, MI 49014	2015
A-38	246	3747 Express Drive, Holbrook, AZ 86025	2015

A-39		Intentionally deleted
A-40		Intentionally deleted
A-41	225	1010 North 339th Avenue, Tonopah, AZ 85354	2015
A-42	146	981 Cassville-White Road, Cartersville, GA 30121	2015

[See attached copies.]

EXHIBIT A-41

LAND

1010 North 339th Avenue
Tonopah, Arizona

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT A-42

LAND

981 Cassville-White Road
Cartersville, GA 30121

[LEGAL DESCRIPTION TO BE ADDED]

EXHIBIT B-5

AMENDMENT TO PETRO LEASE

(See attached copy.)

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of January 17, 2019, by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.) are parties to that certain Lease Agreement, dated as of May 30, 2007, as amended (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant desire to amend the Lease in certain respects; and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Article 1 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

2.                                      Base Year.  The defined term “Base Year” set forth in Article 1 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the 2012 calendar year (the “2012 Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

3.                                      Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Article 1 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

4.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Article 1 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Seventy-Three Million Four Hundred Thousand Three Hundred Eighty-Eight and 00/100ths Dollars ($73,400,388.00), subject to adjustment as provided in Section 3.1.1(b).

5.                                      Fixed Term.  Section 2.3 of the Lease is deleted therefrom in its entirety and replaced with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on June 30, 2035.

6.                                      Additional Rent.  Section 3.1.2(a) of the Lease is deleted therefrom in its entirety and replaced with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2012 Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2012 Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2012 Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

7.                                      Deferred Rent.  The following Section 3.1.3(f) is added to the Lease immediately following Section 3.1.3(e) thereof and such new Section 3.1.3(f) shall supersede any other provisions of the Lease pertaining to the Deferred Rent:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Seventeen Million Eight Hundred Seventy-Two Thousand Four Hundred Twenty-Three and 00/100ths Dollars ($17,872,423) in sixteen (16) equal quarterly installments of One Million One Hundred Seventeen Thousand Twenty-Six and 00/100ths Dollars ($1,117,026.00) on the first Business Day of each calendar quarter during such period.

8.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

9.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:
John G. Murray
President

HPT PSC PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

[Signature Page to Amendment to Lease Agreement]

Reference is made to the Guaranty of Tenant’s obligations under the Lease dated May 30, 2007 given by TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (the “Guarantor”) to Landlord.  Guarantor hereby confirms that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by the foregoing Amendment to Lease Agreement, and said Guarantor hereby reaffirms the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President

[Joinder Page to Amendment to Lease Agreement]

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

(See attached copy.)

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made and entered into as of January [•], 2019 (the “Effective Date”), by and between [•], a [•] (“Assignor”), and TA OPERATING LLC, a Delaware limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor and Assignee (among others) are parties to that certain First Transaction Agreement, dated as of January 16, 2019 (the “Transaction Agreement”), pursuant to which Assignor agreed to sell, and Assignee agreed to purchase, certain real property interests and other property, including, without limitation, the travel center located at [INSERT TRAVEL CENTER ADDRESS] (the “Travel Center”); and

WHEREAS, Assignor and Assignee are entering into this Assignment in connection with the closing of the transactions contemplated by the Transaction Agreement;

NOW, THEREFORE, in accordance with the terms and provisions of the Transaction Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Assignor and Assignee hereby agree as follows:

1.             Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

2.             Assignment and Assumption of Intangible Property and Indemnity.  Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to (a) the Intangible Property related to the Travel Center from and after the Effective Date; provided, however, for the avoidance of doubt, Assignor reserves the non-exclusive right to enforce its rights under such Intangible Property with respect to periods prior to the Effective Date and (b) any personal property related exclusively to such Travel Center (if any).  Subject to any lease or other agreement between Assignor and Assignee that may otherwise allocate responsibilities, Assignor agrees to perform all of Assignor’s obligations with respect to the Intangible Property arising prior to the Effective Date.  Assignee hereby assumes all of Assignor’s obligations with respect to such Intangible Property to the extent first arising from and after the Effective Date.  Assignee hereby agrees to perform all of Assignor’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between Assignor and Assignee that may otherwise allocate responsibilities, Assignee shall indemnify, defend and hold harmless Assignor from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property to the extent first arising from and after the Effective Date, and Assignor shall indemnify, defend and hold harmless Assignee from and against any and all Losses arising from the Intangible Property to the extent first arising prior to the Effective Date.

3.             Transaction Agreement Governs.  The terms and provisions of this Assignment shall be subject to the limitations and reservations contained in the Transaction Agreement, all of which are incorporated into this Assignment by this reference.  In the event of any conflict between the terms and provisions of this Assignment and the terms and provisions of the

Transaction Agreement, the terms and provisions of the Transaction Agreement shall govern and control.

4.             Further Assurances.  The parties hereto agree to execute and deliver such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Assignment; provided, however, that such documents or agreements shall not impose any liability or obligation, except in any de minimis respect, on either party that is not expressly contemplated by this Assignment.

5.             Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors in interest and assigns.

6.             Counterparts.  This Assignment may be executed in two or more counterparts, all of which shall be construed together as a single instrument.

7.             Governing Law.  This Assignment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Assignment has been duly executed as a sealed instrument effective as of the Effective Date.

ASSIGNOR:

[INSERT HPT SELLER]

By:
Name:
Title:

PURCHASER:

TA OPERATING LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT D

CERTIFICATE OF NON-FOREIGN STATUS

(See attached copy.)

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (“Transferor”), pursuant to that certain First Transaction Agreement, dated as of January 16, 2019, among Transferor, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holdings Company LLC and TA Operating LLC, Transferor hereby certifies to TA Operating LLC (“Transferee”) the following:

1.             Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

2.             Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

3.             [INSERT HPT SELLER], which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

4.             Transferor’s U.S. employer identification number is 04-3262075; and

5.             Transferor’s office address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and any transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank; signature page follows.]

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

TRANSFEROR:

HOSPITALITY PROPERTIES TRUST,
a Maryland real estate investment trust

By:
Name:
Its:

Date:  January   , 2019

EXHIBIT E

MASTER TITLE AFFIDAVIT

(See attached copy.)

Master Title Affidavit & Certification

dated as of January   , 2019

Seller/Owner:

HPT TA Properties Trust, a Maryland real estate investment trust (as to Sites 1, 6, 8, 9, 10, 17, 19)

HPT TA Properties LLC, a Maryland limited liability company (as to Sites 2, 3)

Title Insurer:

Stewart Title Guaranty Company, a TX corporation (as to Sites 1-3, 6, 8, 9, 17, 20)

Stewart Title Insurance Company, NY corporation (as to Site 10)

Premises:

Site 1: South Avenue, Exit 15 - Hwy 5, Corning (Tehama), CA as more particularly described in Commitment 18000150908A

Site 2: 1-80/1-94, Exit 15 B, Lake Station (Lake), IN as more particularly described in Commitment 01219-21276

Site 3: I-80/I-94 & Burr St, Gary (Lake), IN as more particularly described in Commitment 01219-21276A

Site 6: I-75; Bridgeport Exit 144, Bridgeport (Saginaw), MI as more particularly described in Commitment 18000150908D

Site 8: Rt. 23 & I-70 at Exit 58, Concordia (Lafayette), MO as more particularly described in Commitment 331832

Site 9: I-295, Exit 18 at Berkley Road, Paulsboro (Gloucester), NJ as more particularly described in Commitment 01258-5266

Site 10: I-90, Exit 28, Fultonville (Montgomery), NY as more particularly described in Commitment TA18(00)640D

Site 17: I-10, Exit 583, San Antonio (Bexar), TX as more particularly described in Commitment 18000150908N

Site 19: I-94; US 12, Exit 4, Hudson (St. Croix), WI as more particularly described in Commitment 18000150908P

Certifications:

The undersigned,  John G. Murray, being the President of each Seller/Owner (“Company”) of  the applicable Premises as noted above, being duly authorized, hereby certifies to Title Insurer (as to its respective estate and/or interest in the Premises, if any), that, except as otherwise disclosed in the Title Commitments referred to above,  to the best of its knowledge:

Mechanics Liens:

There has been no labor, services or materials contracted for, rendered or furnished within the last 180 days (8 months as to Site 10) in connection with the Premises or with the construction or repair of any building or improvements on the Premises by virtue of an agreement with the Company and excepting any labor, services or materials contracted for by TA Operating LLC.

Possession:

Company has not received notice of any title dispute in connection with the Premises.

Unrecorded Easements:

Company has not granted any easements not shown by the public records.

Tenants/Parties in Possession:

There are no tenants or other parties who are in possession or have the right to be in possession of said Premises, except TA Operating LLC, which has no option to purchase or right of first refusal affecting the Premises and those claiming by, through or under TA Operating LLC.

Options to purchase or rights of first refusal:

The Company has not granted (and has no knowledge of) any unrecorded outstanding options to purchase the Premises or rights of first refusal affecting the Premises.

Pending Contracts/Agreements:

But for the instant transaction, the Company has not entered into any contracts or agreement for the sale, disposition or encumbrance of all or part of the Premises.

Bankruptcy:

No proceedings in bankruptcy or receivership have been instituted by or against the undersigned (or its constituent entities) which are now pending, nor has the undersigned (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Gap Indemnification:

Between the most recent Effective Date of the Commitment and the date of recording of the Insured Instrument(s) but in no event later than five (5) business days from the date hereof (hereinafter, the “Gap Period”), the Company has not taken or allowed and will not take or allow any action to encumber or otherwise affect title to the Premises.  In the event of any lien, encumbrance or other matter affecting title to the Premises in the Gap Period arising as a result of an act of the Company, but no others, the Company hereby indemnifies and holds Title Insurer harmless against any and all loss or damage sustained as a result thereof and further undertakes to take all necessary steps to discharge any such lien, encumbrance or other matter in a manner reasonably satisfactory to Title Insurer.  The Company makes the foregoing assertion, indemnification and undertaking to induce Title Insurer to provide so-called “Gap Coverage” in its policies of title insurance.

Further Assurances:

The Company hereby undertakes and agrees to reasonably cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the Insured Instrument(s).

Counterparts:

This document may be executed in counterparts.

Inducement and Indemnification:

The Company provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so in reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.  Notwithstanding the foregoing, this indemnification shall terminate and be of no further force or effect thirty (30) days after the date hereof except with respect to any matters disclosed to the Company prior thereto.

Lease Termination:

With respect to Site 2, all of the lease documents pertaining to that certain Lease Agreement, dated as of December 1, 1988, between HPT GL Properties LLC, as landlord, and HPT TA Properties LLC, as tenant, successor by assignments from Christ T. Panos and Roadway Motor Plazas, Inc., respectively (as amended and assigned, the “Ground Lease”) have been provided to Title Insurer and the Ground Lease has terminated and is no longer in effect as of June 5, 2015 by virtue of the merger of HPT GL Properties LLC into HPT TA Properties LLC.

Limitation of Trust Liability:

THE DECLARATIONS OF TRUST OF HPT TA PROPERTIES TRUST, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF

2

ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

- see annexed signature page -

3

OWNER:

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

[Signature Page to Master Title Affidavit and Certification — First Closing]